ANNUAL REPORT


JULY 31, 2001


Davis New York
Venture Fund



[Davis Funds LOGO Omitted]

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


Dear Fellow Shareholder,

Often I am asked our opinion on the outlook for the stock market. Lately, I have seen a television commercial with a Wall Street executive talking to a room full of anxious customers. He is saying to them, "Take a deep breath and just relax. Investing is about the long term." Now, for the trader, long term may be two hours from now or tomorrow or the day after tomorrow. But for the Davis family, the largest shareholders of our funds, long term investing is generational. In our belief, stocks are the most reliable, proven and liquid wealth-building vehicle available, and we are committed to them.1

THE "MYSTERY" COUPON OF STOCKS
Many people get confused about what investing means. In our view, investing is the process of committing funds today to get more money back in the future. When you invest in high-quality bonds like 10-year Treasury securities, you know the coupon in advance. It is printed on the bond certificate. With stocks, you have a mystery coupon. Your rate of return--either positive or negative--will be determined by the dividends you earn and the proceeds you receive when you sell.

While you do not know the mystery coupon with stocks when you start out, clearly you are trying to do better than you could in the risk-free bond market. At the current long-term rate of 6% on high-quality bonds, you would double your money in twelve years. When owning stocks, you have to aim higher than that hurdle. A good way to calculate this is with the Rule of 72. By dividing a particular rate of return into 72, you get the number of years it would take to double your money. For example, if you earn an 8% compound return, you would double your money in nine years. With a 12% compound return, it would only take six years for your money to double.2

PREDICTING THE MYSTERY COUPON WITH RESEARCH
The professional method we use to try to predict a stock's mystery coupon and develop conviction for our investment decisions is research. An unknown practitioner once defined research this way: "Research is to see beyond what others have seen, and to think what others have not thought." To see beyond what others have seen, you have to gather information creatively. Then you have to think about that information and distill it into original thought. That is what research is.

Everyone wants to own companies with top fundamentals, which usually means good growth prospects, strong market share, solid balance sheet and an attractive industry outlook. But there are many choices available in different stages of growth, much like human life itself. There are companies still in their childhood, those in adolescence, others in adulthood, and yet others in middle age or at maturity. The very best companies keep reinventing themselves, like a tree growing new branches while the trunk gets larger, stronger and more solid. At the other extreme are companies whose shallow roots and thin branches do not allow them to survive the first storm.

One purpose of our research is to understand the businesses in which we invest and to try to anticipate change for them, either positive or negative. Another purpose is to try to make every decision count. Since our own money is on the line, we want to measure risk as well as reward.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


INVESTING IN TORTOISES AND HARES
Every investor must find his or her own voice. Some companies and industries make progress like tortoises--slow but steady. Others run like hares--offering faster growth but more volatility. Our philosophy at Davis Selected Advisers is to cast our nets wide to take in an eclectic mix of companies, some tortoises and some hares. The slow pace of the tortoises lets you sleep at night while the fast-moving hares often keep you up at night.3 So we want a balance between the two.

To put it in terms of a baseball analogy, we do not want to always swing for the fences and go for home runs because that also raises the risks of striking out. We are trying to make every decision count, and we want to stay within our circle of competence. Over the years, we have found that our circle of competence tends to encompass companies growing in the 7% to 15% range, not the extremely high growers on which most of the market focuses. Some of these companies are like tortoises and some of them are like hares.

Looked at another way, we feel a portfolio is like a flower garden. As portfolio managers, our job is to plant a few new seeds every year and weed out a few mature plants. It is not to uproot the garden. We have a portfolio mix where we hope something will be in bloom all the time, but we do not expect everything to flower all at once.

A TRADING RANGE MARKET
Today, many people are worried about the market outlook because of what they read about the economy. But the economy is broad, diverse and amazingly resilient. In the last 40 years, it has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s and now a dot-com and telecom implosion around the new millennium. So we remain optimistic about the long-term potential of the U.S. economy.

At the same time, we have said for a while that we believe we are in a trading range market in the 10,000 to 15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and lower earnings, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden-variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

The point, though, is that we are in the 20th year of a bull market and a study of history suggests that the other long bull market of the past half century lasted about 20 years, from 1949 to 1969. We think that a great deal of P/E expansion has already occurred, and share ownership ratios are higher than they typically are at the start of a major bull market.

In addition, corporate profits have had a long up cycle, which has only recently been punctured. Profits can recover, but whether they can grow as quickly in the next few years is somewhat questionable for several reasons. Companies are facing pricing pressure because of the competitive global economy, as well as rising costs for energy, labor and entitlements. Furthermore, the declining cost of money, which has been a factor in bolstering profits, is probably coming to an end, with interest rates nearer a bottom than a top. All in all, it will take a good deal of research to find companies with the management skill to navigate through these times.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


A RETURN TO NORMALCY
We are looking for a return to normalcy where the market grows along with corporate profits, rather than at the 15% to 20% rate of the past decade or so. But, as investors, we should not despair. If you can compound your money at just 6%, it will double in 12 years and quadruple in 24 years. That would put the Dow in the 40,000 to 50,000 range in one generation.2 We see no reason why that will not happen for succeeding generations. In fact, the market has been in a trading range for the past two years, and we have successfully deflated the dot-com/telecom bubble without enormous damage to diversified portfolios.

In the future, we would be surprised if we could achieve the mystery coupon of the largest fund managed by Davis Selected Advisers, which has averaged around 14% over the past 30 years. However, we would hope that our research methods applied over the next generation could achieve a mystery coupon that is well above the risk-free rate offered in the bond market.4 There are opportunities in the market every day, every year. With the long view we have, we should take a deep breath, relax and let our eclectic diversified mix that includes both tortoises and hares carry us forward with confidence.5


Sincerely,




/s/ Shelby M.C. Davis
-------------------------
Shelby M.C. Davis
Senior Research Adviser


September 4, 2001

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS NEW YORK VENTURE FUND

PERFORMANCE OVERVIEW

The Davis New York Venture Fund's Class A shares delivered a total return on net asset value of (10.90)% for the six-month period and (6.70)% for the one-year period ended July 31, 2001.6 Over the same time periods, the Standard & Poor's 500 Index returned (10.78)% and (14.33)%, respectively.7 The Davis New York Venture Fund is the only fund now open to new investors with a 10-year average annual return that has consistently outperformed the S&P 500 Index over all 10-year periods since the Fund's inception on February 17, 1969.8 The Fund's Class A shares have generated an average annual total return of 14.33% since inception versus a return of 11.73% for the S&P 500 over the same time frame.

According to Morningstar, `Davis New York Venture offers all the stability and skill you could want in a value fund. The fund's strategy hasn't changed at all since it was launched in 1969. Management looks for well-run businesses with strong franchises whose stock prices are depressed. Then they hold on for years...Because the managers and their stocks stick around, [Christopher] Davis and [Kenneth] Feinberg have the opportunity to build deeper relationships with the companies they own.'9

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.   How would you describe the performance of the Fund so far this year?

A. In our last several reports to our shareholders, Ken and I have emphasized that `there is a danger in trying to read too much into short-term results.' As you may recall, our short-term results at the time of those reports were very strong on both a relative and absolute basis, making such a warning sound somewhat modest. In contrast, our performance for the first six months of the year 2001 has been disappointing on both a relative and absolute basis. In such times, pointing to the long term may seem more evasive than modest.

But it is just as important to avoid feeling depressed when prices are low as it is to avoid euphoria when prices are high. It is a peculiarity of investing that the common sense that one uses in buying a car or groceries disappears. In these more mundane activities, we generally welcome lower prices, while still being sensitive to quality. In investing, it is far more common to bemoan low prices and long for the days when prices were sky high. This irrational tendency often causes investors to `buy high and sell low' or, in the case of mutual funds, to chase last year's winners. It was only two years ago that we were reading about the `death of value investing' as people rushed into the hottest growth funds. Today, headlines are full of the opposite advice as investors abandon growth and flock to value.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

We believe that investors' focus on growth-versus-value is misguided and self-destructive. It is misguided as growth is clearly a component of value. Given that stocks represent ownership interests in business, it should be obvious that a business that profitably grows is more valuable than one that doesn't. But more importantly, this focus on growth-versus-value is self-destructive as it encourages more frequent switching among funds as investors shift from one style to another. The dramatic cost of this shifting was captured in a Dalbar study reported in the March 2000 issue of Mutual Funds Magazine that noted: `Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over fifteen years. Meanwhile the typical mutual fund investor, whose average holding period was less than three years, earned just 186%, or 7.25% a year'--a self-inflicted cost of over 300%.

Our core objective is to buy high-quality, growing businesses, but to do so at value prices. Such an `all-weather' approach makes us difficult to categorize and often means that our short-term results lag behind those funds that are `optimized' to one particular part of a market cycle. Nevertheless, this approach has enabled us to beat the S&P 500 over the long-term, and this is the standard against which Ken and I (and our directors) judge our performance. As the S&P 500 has beaten the vast majority of both growth and value managers over time, we think this is a high benchmark. When fund managers ask investors to judge their performance against other benchmarks, they are often lowering the standard. For example, the Lipper Large-Cap Growth Index has underperformed the S&P 500 in 80% of all rolling 10-year periods beginning in 1981, while the Lipper Large-Cap Value Index has underperformed the S&P in every rolling 10-year period since 1981.10

With this digression out of the way, I will try to put the Fund's short-term performance into context by reviewing the current investment environment, highlighting significant changes in the prices or fundamentals of some of our holdings and, as always, reviewing some of our recent mistakes.

Ken and I tend to spend little time trying to make predictions about macroeconomic factors--remembering my grandfather's quip that he had never known an economist to make it into the Forbes 400. With that said, in recent years, we have been very wary of certain trends that we feared made the market vulnerable. In our last report to shareholders, for example, we pointed out `that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of the wealth effect and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense...Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors has been fully appreciated.'

In the first half of the year 2001, these factors indeed had a significant impact, with corporate investment levels plunging and excess inventory working through the system, resulting in the collapse of corporate profit margins. Although the headlines have been worse in the technology and telecommunications area, these dynamics have played out in virtually every economic sector from printers to plumbing supplies.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q.   Could you comment on the performance of specific Fund holdings?

A. More than 60 years ago, Benjamin Graham and David Dodd prefaced their seminal work for fundamental investors, Security Analysis, with a quote from Horace's Ars Poetica, itself written more than 2,000 years ago. Horace says simply, `Many shall be restored that now are fallen and many shall fall that now are in honor.' It seems that Horace could have been looking over our portfolio this year. While several of our holdings whose stock prices had declined significantly in the year 2000 staged recoveries, many of last year's stalwarts fell significantly.

For example, after a dramatic decline in the year 2000, shares of Sealed Air11 have surged more than 34% through early August of this year despite a slowdown in the company's core business and the continuing threat of asbestos litigation. Similarly, shares of Lexmark, whose travails I highlighted in our last report, are up more than 11% this year through early August despite the continued vulnerability of its underlying business as global economies slow and competitive pressures mount.

Turning to the other half of Horace's quote, we cannot escape the fact that many holdings that were in favor last year have since fallen, and some dramatically. We divide these into three categories, only one of which we view as our mistake.

The first category is made up of companies whose share prices have declined but whose business prospects have not significantly changed. Often, these price declines become buying opportunities. Our holdings in the pharmaceutical industry, for example, whose stock prices surged in the last quarter of the year 2000 have seen a substantial correction in their share prices in 2001 as of early August--with Merck's fall of almost 27%, Bristol-Myers' fall of almost 20% and Eli Lilly's fall of almost 16% being the most notable. Although the term "correction" in the investment world is often a euphemism, I feel it is appropriate in these cases as business fundamentals remain relatively intact and valuations reasonable, if not compelling, for these first-class companies.

In the second category are companies whose stock price declines reflect but overweight short-term business weakness. As cyclical downturns are inevitable in most businesses, my father often describes these companies as well-found ships caught in a squall. An example of such a company is American Express, one of the Fund's largest holdings. Despite a significant decline in the share price of American Express this year, we remain confident that the value of the underlying business significantly exceeds its current share price. That is not to say we are so naive as to ignore the fact that rising unemployment and a business slowdown will lead to lower charge volumes and higher loan losses over the next several quarters, if not several years. Were there not short-term clouds on the horizon, it is doubtful that the shares of such a powerful company would trade at such a discount price.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The third category is made up of businesses whose stocks have fallen in response to a decline in their operating performance and prospects that has been substantially worse than we expected. It is this group that Ken and I categorize as mistakes and we have certainly had our share of those this year.

In absolute dollars, our biggest mistake thus far in 2001 has been our holding in Tellabs. While we continue to have confidence in this company's management, we significantly underestimated the impact that the collapsing telecom sector would have on its business. Having always viewed Tellabs as a `workhorse' company, whose primary customers are large, well-capitalized companies such as Verizon and SBC, we felt that the company would be immune to the collapse of the more speculative companies in the sector. Unfortunately, the threat of these `new era' competitors had clearly driven the traditional incumbents to spend more than they otherwise would have. The collapse of this new competitive threat has freed up excess capacity, damaged supplier pricing and removed a sense of urgency from Tellabs' customers. The company's revenues have fallen dramatically below our estimates and, while we are confident that revenue will recover from this depressed level, we doubt it will get to levels that we once thought likely. Importantly, by carefully scrutinizing Tellabs' strong balance sheets and cash flows to reassure ourselves that the company did not engage in vendor financing and other gimmicks that proved so devastating to Lucent, we applied at least one of the lessons learned from last year's mistakes.

Q.   What is your investment outlook?

A. As Ken and I have often said, we know we are in the business of taking headline risk--that is, of looking at businesses when the headlines are the worst. In the past, we have purchased companies with strong earnings power and solid fundamentals at very cheap prices when newspapers were full of negative stories. Citigroup and Wells Fargo in the early `90s come to mind as good examples, as terrible headlines were accompanied by rock-bottom valuations and tremendous pessimism. In contrast, business valuations and stock prices today still seem high by any historic measure.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In lifting our sights beyond the near-term horizon with its constant flow of earnings disappointments, revenue shortfalls and management shuffles, I am reminded of my grandfather's observation that you make most of your money in a bear market, you just do not realize it at the time. While it is dangerous to be wildly optimistic, it can be equally expensive to be overly pessimistic. Instead, it is our goal to be realistic and to set our sights on buying good businesses at value prices in the expectation of achieving satisfactory long-term investment results. In heady times, such an attitude has sounded dowdy. In depressed times, it may sound a bit simplistic or naive. But as long-term shareholders of Davis New York Venture Fund, we believe that being part owners of wonderful businesses is a far more sensible approach to wealth creation than trying to trade in and out based on market or economic predictions. In a recent advertisement, Peter Lynch of Fidelity gave the following advice: `Investing is a long-term job. It takes a good head to determine what you are going to own and why you are going to own it. And it takes a strong stomach to stick with your decisions when you hit the inevitable bumps in the road. But if you combine the two, I believe there's a better chance you'll reach your goals.'

In these uncertain times, this is sound advice.

As always, we thank you for your continued support.3

-----------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis New York Venture Fund, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Historically common stocks have outperformed other classes of financial assets when held for long periods of time. Past performance is not a guarantee of future results.

2 The examples used in this research report of compounding growth at rates of 6, 8 or 12% are hypothetical and used to illustrate a point. They are not predictions of future growth. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

3 Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

4 Past performance is not a guarantee of future results. There can be no guarantee that any fund will outperform the bond market or that an investor will make money.

5 There can be no guarantee that Davis research will be successful.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

6 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for periods ended July 31, 2001. Returns for other classes of shares will vary from the following returns:


  (WITHOUT a 4.75% sales charge taken into consideration)
-------------------------- ------------------ ---------------------- --------------------- -----------------------

FUND NAME                  1 YEAR             5 YEAR                 10 YEAR               INCEPTION
---------                  ------             ------                 -------               ---------
New York Venture A         (6.70%)            16.67%                 16.74%                14.33% - 02/17/69
-------------------------- ------------------ ---------------------- --------------------- -----------------------

  (WITH a 4.75% sales charge taken into consideration)
-------------------------- ------------------ ---------------------- --------------------- -----------------------

FUND NAME                  1 YEAR             5 YEAR                 10 YEAR               INCEPTION
---------                  ------             ------                 -------               ---------
New York Venture A         (11.13%)           15.54%                 16.17%                14.16% - 02/17/69
-------------------------- ------------------ ---------------------- --------------------- -----------------------


Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

7 The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted toward stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

8 Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500(R) for all rolling 10-year time periods since its inception. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500(R) Index for rolling 10-year time periods ending December 31 of each year. The Fund's returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed.
If sales charges were imposed, the reported figures would be lower.

9 Source: Morningstar Mutual Funds, May 16, 2001.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

10 Davis Selected Advisers, L.P., compared the monthly average annual total returns reported by Lipper for Large-Cap Growth Funds and Large-Cap Value Funds against the returns earned by the S&P 500 index for rolling 10-year time periods beginning July 1, 1981, and ending June 30, 2001, a total of 121 rolling ten-year periods. The returns assume an investment at the beginning of the month with all dividends and capital gains distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed.

Lipper Large-Cap Growth Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with larger than average price-to-earnings ratios, price-to-book ratios, and earnings growth rates. Lipper Large-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with smaller than average price-to-earnings ratios, price-to-book ratios and earnings growth rates.

11 See the Schedule of Investments for a detailed list of portfolio holdings.



Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================
Average Annual Total Return For the Periods ended July 31, 2001.

 -----------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%).
 One Year ...........................................  (11.13%)
 Five Years..........................................   15.54%
 Ten Years...........................................   16.17%
 -----------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1991 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 2001 the value of your investment would have grown to $44,778 - a 347.78% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $38,558 - a 285.58% increase.

                S&P 500         DNYVF-A
Jul-91          10,000.00        9,526.00
Jul-92          11,276.94       11,305.00
Jul-93          12,259.16       13,600.00
Jul-94          12,888.06       14,403.00
Jul-95          16,247.97       18,322.00
Jul-96          18,937.01       20,718.00
Jul-97          28,805.09       32,699.00
Jul-98          34,358.71       36,350.00
Jul-99          41,302.61       42,474.00
Jul-00          45,007.57       47,991.00
Jul-01          38,558.03       44,778.00

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================
Average Annual Total Return For the Periods ended July 31, 2001.

 -----------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year...........................................    (10.82%)
 Five Year..........................................     15.46%
 Life of Class (December 1, 1994 through
  July 31, 2001)....................................     18.33%
 -----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class B Shares on December 1, 1994 (inception of class). As the chart shows, by July 31, 2001 the value of your investment would have grown to $30,728 - a 207.28% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $30,224 - a 202.24% increase.


                S&P 500         DNYVF-B
12/1/94         10,000.00       10,000.00
Jul-95          12,736.00       13,262.87
Jul-96          14,843.81       14,833.80
Jul-97          22,578.92       23,210.48
Jul-98          26,932.13       25,581.82
Jul-99          32,375.12       29,633.31
Jul-00          35,279.26       33,207.00
Jul-01          30,223.78       30,728.00

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================
Average Annual Total Return For the Periods ended July 31, 2001.

 -----------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year.............................................    (8.27%)
 Five Year............................................    15.74%
 Life of Class (December 20, 1994 through
   July 31, 2001).....................................    18.15%
 -----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class C Shares on December 20, 1994 (inception of class). As the chart shows, by July 31, 2001 the value of your investment would have grown to $30,115 - a 201.15% increase on your initial investment For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $29,647 - a 196.47% increase.

                S&P 500         DNYVF-C
12/20/94        10,000.00       10,000.00
Jul-95          12,493.00       12,965.94
Jul-96          14,560.59       14,497.33
Jul-97          22,148.12       22,701.30
Jul-98          26,418.27       25,033.85
Jul-99          31,757.41       29,025.62
Jul-00          34,606.14       32,530.68
Jul-01          29,647.11       30,115.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================
Average Annual Total Return For the Periods ended July 31, 2001.

 -----------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year.............................................    (6.41%)
 Life of Class (October 2, 1996 through July 31, 2001)    15.49%
 -----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class Y Shares on October 2, 1996 (inception of class). As the chart shows, by July 31, 2001 the value of your investment would have grown to $20,052 - a 100.52% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $18,696 - a 86.96% increase.

                S&P 500         DNYVF-Y
10/2/96         10,000.00       10,000.00
Jul-97          13,967.20       14,471.06
Jul-98          16,660.08       16,131.68
Jul-99          20,027.08       18,904.20
Jul-00          21,823.57       21,423.89
Jul-01          18,696.27       20,052.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 2001
===============================================================================


[GRAPHIC OMITTED]


                    Portfolio Makeup (% of Fund Net Assets)
                    ---------------------------------------
                               Preferred Stocks,
                            Short Term Investments,
                                 Other Assets &
                                  Liabilities
                                      2.2%


                                 Common Stocks
                                     97.8%


                               Sector Weightings
                           (% of Long Term Portfolio)
                           --------------------------
                                  Diversified
                                     12.1%

                                     Food &
                                  Restaurants
                                      3.5%

                                 Phamaceuticals
                                     11.7%

                                 Transportation
                                      2.8%

                                    Banking
                                      9.2%

                                    Consumer
                                    Products
                                      4.3%

                                     Other
                                     10.7%

                                    Building
                                   Materials
                                      4.4%

                                   Financial
                                    Services
                                     21.5%

                                   Wholesale
                                      3.3%

                                   Technology
                                      4.4%

                                   Insurance
                                      7.0%

                                     Energy
                                      5.1%



TOP 10 HOLDINGS                                                                                  % OF FUND
STOCK                                                SECTOR                                      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                              Diversified Manufacturing                   6.10%
American Express Co.                                 Financial Services                          5.61%
Household International, Inc.                        Financial Services                          5.11%
Philip Morris Cos., Inc.                             Consumer Products                           4.02%
Merck & Co., Inc.                                    Pharmaceutical and Health Care              3.96%
Citigroup Inc.                                       Financial Services                          3.87%
Wells Fargo & Co.                                    Banks and Savings & Loans                   3.29%
Costco Wholesale Corp.                               Wholesale                                   3.27%
United Parcel Service, Inc., Class B                 Transportation                              2.76%
Berkshire Hathaway Inc., Class A                     Diversified                                 2.65%

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 2000 THROUGH JULY 31, 2001

================================================================================
NEW POSITIONS ADDED (8/1/00-7/31/01)
 (Highlighted positions are those greater than 0.99% of 7/31/01 total net assets.)

                                                                                            % OF 7/31/01
                                                                                DATE OF 1ST        FUND
SECURITY                                         SECTOR                         PURCHASE      NET ASSETS
--------------------------------------------------------------------------------------------------------
Agere Systems Inc., Class A                      Electronics                      03/27/01         1.01%
Aon Corp.                                        Insurance Brokers                05/18/01         0.83%
EOG Resources, Inc.                              Energy                           05/04/01         0.87%
First Data Corp.                                 Data Processing                  09/08/00         0.15%
General Mills, Inc.                              Food/Beverage & Restaurant       05/18/01         0.84%
Hynix Semiconductor Inc., 144A GDR               Electronics                      06/15/01         0.06%
Investor AB, Class B                             Investment Firms                 06/26/01         0.18%
Julius Baer Holding Ltd., Class B                Banks and Savings & Loan
                                                     Associations                 03/16/01         1.11%
Kinder Morgan, Inc.                              Energy                           03/28/01         0.99%
Kraft Foods Inc., Class A                        Food/Beverage & Restaurant       06/12/01         0.56%
Loews Corp.                                      Diversified                      09/13/00         0.63%
Minnesota Mining and Manufacturing Co.           Diversified Manufacturing        12/05/00         1.52%
Phillips Petroleum Co.                           Energy                           05/04/01         1.49%
RadioShack Corp.                                 Retailing                        04/20/01         0.68%
Rockwell International Corp.                     Industrial                       05/18/01         0.13%
TyCom, Ltd.                                      Telecommunications               10/17/00         0.30%
United Parcel Service, Inc., Class B             Transportation                   09/19/00         2.76%



POSITIONS CLOSED (8/1/00-7/31/01)
(Gains and losses greater than $5 million are highlighted.)

                                                                                DATE OF
STOCK                                            SECTOR                         FINAL SALE       GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
ACNielsen Corp.                                  Marketing                        10/17/00     $      24,474
Amerada Hess Corp.                               Energy                           10/17/00           858,774
Applied Materials, Inc.                          Electronics                      05/24/01        36,256,793
AT&T Corp.                                       Telecommunications               06/26/01      (159,137,139)
AT&T Wireless Group                              Telecommunications               05/09/01       (20,422,565)
Avaya Inc.                                       Telecommunications               11/28/00       (19,180,355)
Bank of America Corp.                            Banks and Savings &
                                                      Loan Associations           10/19/00           819,188
BP Amoco PLC - ADR                               Energy                           10/19/00         2,763,213
Burlington Resources, Inc.                       Energy                           10/17/00            94,055
CP & L, Energy, Inc.                             Utilities                        10/17/00           262,438
Chevron Corp.                                    Energy                           10/19/00         4,239,537
Coca-Cola Co.                                    Consumer Products                10/19/00         4,399,416
Donaldson, Lufkin & Jenrette, Inc.               Investment Firms                 10/11/00       189,096,761
Dow Chemical Co.                                 Chemicals                        10/17/00           421,580
Duke Energy Corp.                                Energy                           10/17/00           819,828
Edison International                             Utilities                        10/17/00            72,074
El Paso Energy Corp.                             Energy                           10/17/00         1,020,016

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 2000 THROUGH JULY 31, 2001 - CONTINUED


================================================================================

POSITIONS CLOSED (8/1/00-7/31/01) - CONTINUED (Gains and losses greater than $5 million are highlighted.)

                                                                                DATE OF
STOCK                                            SECTOR                         FINAL SALE       GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Equity Residential Properties Trust              Real Estate                      04/18/01     $   5,316,582
Exxon Mobil Corp.                                Energy                           10/19/00        15,552,915
First Union Corp.                                Banks and Savings &
                                                      Loan Associations           10/19/00           759,633
Fortune Brands, Inc.                             Consumer Products                10/17/00           676,769
Gallaher Group PLC - ADR                         Consumer Products                10/17/00           650,245
Gartner Group, Inc., Class B                     Consulting Services              10/17/00             4,353
General Electric Co.                             Diversified Manufacturing        10/19/00        13,158,480
GlaxoSmithKline PLC - ADR                        Pharmaceutical & Health Care     03/30/01        47,041,963
Globalstar Telecommunications, Ltd. Telecommunications                            08/11/00          (689,224)
IMS Health, Inc.                                 Pharmaceutical & Health Care     10/17/00           146,594
International Business Machines Corp.            Technology                       05/04/01       368,244,488
International Paper Co.                          Paper Products                   10/17/00           828,513
Johnson & Johnson                                Pharmaceutical & Health Care     10/20/00         3,242,942
J.P. Morgan & Co., Inc.                          Investment Firms                 10/19/00         3,350,985
Koninklijke Philips Electronics N.V.             Electronics                      04/19/01        19,066,487
Maytag Corp.                                     Diversified Manufacturing        10/17/00           571,933
Motorola, Inc.                                   Telecommunications               05/16/01      (355,251,624)
Pfizer, Inc.                                     Pharmaceutical & Health Care     10/20/00        10,317,914
R. H. Donnelley Corp.                            Publishing                       10/17/00            15,177
SAP AG, Pfd.                                     Technology                       10/13/00        21,774,012
SBC Communications, Inc.                         Telecommunications               10/17/00           796,467
Sempra Energy                                    Energy                           10/17/00            69,651
Southern Co.                                     Utilities                        10/17/00           416,589
Sprint Corp.                                     Telecommunications               09/15/00       (26,113,196)
Synavant Inc.                                    Computer Software                11/03/00               761
Transocean Sedco Forex Inc.                      Energy                           10/17/00            70,536
U.S. Bancorp                                     Banks and Savings &
                                                      Loan Associations           04/18/01        48,396,104
Vornado Realty Trust, 6.50%,
     Ser. A, Cum. Conv. Pfd.                     Real Estate                      09/14/00           295,314
Washington Post Co., Class B                     Publishing                       10/17/00           426,192
Waste Management, Inc.                           Waste Management                 10/17/00           (97,557)
Wisconsin Energy Corp.                           Utilities                        10/17/00            75,681
WorldCom, Inc.                                   Telecommunications               11/13/00       (33,533,907)

DAVIS NEW YORK VENTURE FUND - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000



================================================================================

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 2001, the life of the Fund. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.



1969       $9,574.11           $0.00          $0.00          $0.00          $0.00
1970       $7,560.98           $0.00         $96.99          $0.00        $131.58
1971      $10,206.38         $113.29        $130.93         $76.15        $131.58
1972      $12,110.70         $187.61        $155.36        $143.51        $131.58
1973      $10,525.33         $192.52        $364.22        $177.41        $402.76
1974       $7,945.59         $247.26        $274.95        $306.32        $402.76
1975       $8,371.48         $572.10        $324.30        $537.17        $402.76
1976      $10,225.14       $1,007.97        $353.84        $857.06        $402.76
1977      $11,106.94       $1,331.25        $384.35      $1,070.51        $402.76
1978      $13,742.97       $1,985.37        $771.47      $1,331.46        $631.09
1979      $14,549.72       $2,544.00      $1,390.28      $1,749.83      $1,173.85
1980      $17,484.06       $3,674.55      $4,504.18      $2,220.05      $3,333.50
1981      $17,767.36       $4,759.89      $9,242.87      $3,171.12      $7,660.36
1982      $11,069.42       $4,060.53     $12,287.68      $4,381.36     $15,136.73
1983      $17,861.17       $7,918.92     $22,564.15      $5,341.65     $16,862.76
1984      $13,320.83       $6,870.98     $24,507.57      $6,362.33     $25,223.04
1985      $16,341.47       $9,740.36     $35,525.07      $7,505.95     $29,646.99
1986      $20,168.86      $13,630.10     $50,784.18      $8,856.01     $34,759.25
1987      $20,412.76      $14,756.17     $67,395.88      $9,793.46     $48,028.73
1988      $15,140.72      $13,720.06     $70,307.97     $12,274.51     $69,336.58
1989      $18,236.40      $20,147.70     $93,944.91     $15,104.62     $76,277.40
1990      $17,617.26      $24,832.66    $100,621.51     $20,266.71     $85,843.97
1991      $18,480.30      $29,338.64    $115,693.88     $23,117.87     $94,103.41
1992      $20,075.05      $35,872.34    $138,105.50     $26,753.67    $104,935.15
1993      $22,682.93      $43,950.45    $166,806.37     $29,949.76    $114,584.13
1994      $22,589.12      $46,958.73    $177,680.42     $33,051.02    $125,826.18
1995      $27,317.08      $60,054.77    $227,122.37     $35,524.58    $135,102.02
1996      $28,592.88      $66,292.19    $260,842.92     $38,777.04    $157,001.91
1997      $43,063.90     $105,131.93    $413,416.38     $42,993.52    $173,399.35
1998      $45,695.00     $118,212.00    $462,430.00     $48,650.02    $193,811.95
1999      $52,124.05     $137,965.68    $541,763.34     $51,355.30    $206,178.97
2000      $57,593.98     $152,517.28    $616,821.25     $51,421.28    $222,542.08
2001      $48,853.38     $130,789.37    $591,923.00     $52,892.16    $293,792.15

          Value of Shares Purchased Through Distributions - $591,923 Value of Shares Purchased Through Dividends - $130,789 Value of Initial Investment - $48,853
          Cost of Shares Purchased Through Distributions - $293,792 Cost of Shares Purchased Through Dividends - $52,892


No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND Schedule of Investments
July 31, 2001
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
COMMON STOCK - (97.82%)

    ADVERTISING AGENCIES - (0.04%)
       880,000        WPP Group PLC.......................................................   $       9,342,958
                                                                                             -----------------
    AEROSPACE/DEFENSE - (0.17%)
     1,828,800        Rockwell Collins*...................................................          37,856,160
                                                                                             -----------------
    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (8.98%)
     6,385,200        Bank One Corp. .....................................................         247,171,092
     7,026,200        Golden West Financial Corp. ........................................         454,243,830
        72,411        Julius Baer Holding Ltd., Class B (b)...............................         247,222,322
    22,704,354        Lloyds TSB Group PLC................................................         233,124,847
     1,570,200        State Street Corp. .................................................          84,429,654
    15,921,000        Wells Fargo & Co. ..................................................         733,321,260
                                                                                             -----------------
                                                                                                 1,999,513,005
    BUILDING MATERIALS - (4.28%)
     4,036,700        Martin Marietta Materials, Inc. (b).................................         177,937,736
    22,107,800        Masco Corp. ........................................................         557,337,638
     4,419,920        Vulcan Materials Co. ...............................................         216,797,076
                                                                                             -----------------
                                                                                                   952,072,450
    CONSUMER PRODUCTS - (4.21%)
     1,580,000        Gillette Co. .......................................................          44,034,600
    19,653,800        Philip Morris Cos., Inc. ...........................................         894,247,900
                                                                                             -----------------
                                                                                                   938,282,500
    DATA PROCESSING - (0.15%)
       480,000        First Data Corp. ...................................................          33,273,600
                                                                                             -----------------
    DIVERSIFIED - (3.28%)
         8,522        Berkshire Hathaway Inc., Class A*...................................         589,722,400
             4        Berkshire Hathaway Inc., Class B*...................................               9,184
     2,465,200        Loews Corp. .........................................................        139,924,752
                                                                                             -----------------
                                                                                                   729,656,336
    DIVERSIFIED MANUFACTURING - (8.57%)
     5,832,300        Dover Corp. ........................................................         210,837,645
     3,016,000        Minnesota Mining and Manufacturing Co. .............................         337,430,080
    25,550,700        Tyco International Ltd. ............................................       1,359,297,240
                                                                                             -----------------
                                                                                                 1,907,564,965
    ELECTRONICS - (2.59%)
    40,750,000        Agere Systems Inc., Class A*........................................         225,347,500
     3,736,107        Agilent Technologies, Inc.*.........................................         106,890,021
     2,338,000        Hynix Semiconductor Inc., 144A GDR* (d).............................          12,391,400
     2,891,842        Molex Inc. .........................................................          99,493,825
     3,820,000        Texas Instruments Inc. .............................................         131,790,000
                                                                                             -----------------
                                                                                                   575,912,746

                                       19

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July 31, 2001
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
COMMON STOCK - CONTINUED
    ENERGY - (4.95%)
     5,286,143        Devon Energy Corp. .................................................   $     286,561,812
     5,462,000        EOG Resources, Inc. ................................................         193,081,700
     4,198,000        Kinder Morgan, Inc. ................................................         219,975,200
     5,818,700        Phillips Petroleum Co. .............................................         332,189,583
     1,303,200        Schlumberger Ltd. ..................................................          70,047,000
                                                                                             -----------------
                                                                                                 1,101,855,295
    FINANCIAL SERVICES - (18.61%)
    31,003,200        American Express Co. ...............................................       1,250,359,056
    17,156,216        Citigroup Inc. .....................................................         861,413,605
     5,037,400        Dun & Bradstreet Corp.* (b).........................................         139,435,232
     3,314,600        Freddie Mac.........................................................         226,851,224
    17,152,900        Household International, Inc. ......................................       1,137,065,741
     5,372,700        Moody's Corp. ......................................................         178,696,002
     7,120,000        Providian Financial Corp. ..........................................         351,514,400
                                                                                             -----------------
                                                                                                 4,145,335,260
    FOOD/BEVERAGE & RESTAURANT - (3.43%)
     4,240,200        General Mills, Inc. ................................................         186,483,996
     4,000,000        Kraft Foods Inc., Class A*..........................................         123,800,000
    15,570,800        McDonald's Corp. ...................................................         453,733,112
                                                                                             -----------------
                                                                                                   764,017,108
    HOTELS - (0.86%)
     3,991,000        Marriott International, Inc., Class A...............................         190,570,250
                                                                                             -----------------
    INDUSTRIAL - (2.08%)
     1,828,800        Rockwell International Corp. .......................................          29,352,240
    10,556,800        Sealed Air Corp.* (b)...............................................         434,940,160
                                                                                             -----------------
                                                                                                   464,292,400
    INSURANCE BROKERS - (0.83%)
     5,184,400        Aon Corp. ..........................................................         183,786,980
                                                                                             -----------------
    INVESTMENT FIRMS - (2.51%)
     3,300,000        Investor AB, Class B................................................          41,005,366
     6,078,380        Morgan Stanley Dean Witter & Co. ...................................         363,608,692
     5,223,200        Stilwell Financial, Inc. ...........................................         154,920,112
                                                                                             -----------------
                                                                                                   559,534,170
    LIFE INSURANCE - (0.53%)
     1,500,000        Sun Life Financial Services of Canada...............................          37,800,000
     2,837,400        UnumProvident Corp.   ..............................................          80,951,022
                                                                                                 -------------
                                                                                                   118,751,022
    MULTI-LINE INSURANCE - (1.94%)
     5,178,310        American International Group, Inc. .................................         431,094,308
                                                                                             -----------------

                                       20


DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July 31, 2001
================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
COMMON STOCK - CONTINUED


    PHARMACEUTICAL AND HEALTH CARE - (11.50%)
     8,600,500        American Home Products Corp. .......................................   $     518,696,155
     9,258,800        Bristol-Myers Squibb Co. ...........................................         547,565,432
     6,400,000        Eli Lilly and Co. ..................................................         507,392,000
    12,989,400        Merck & Co., Inc. ..................................................         883,019,412
     2,325,000        Pharmacia Corp. ....................................................         103,741,500
                                                                                             -----------------
                                                                                                 2,560,414,499
    PROPERTY/CASUALTY INSURANCE - (1.80%)
     1,616,300        Chubb Corp. ........................................................         113,415,771
     2,137,900        Progressive Corp. (Ohio)............................................         288,210,299
                                                                                             -----------------
                                                                                                   401,626,070
    PUBLISHING - (0.97%)
       748,500        Dow Jones & Co., Inc. ..............................................          42,604,620
     1,628,000        Gannett Co., Inc. ..................................................         109,124,840
     1,575,200        Tribune Co. ........................................................          64,992,752
                                                                                             -----------------
                                                                                                   216,722,212
    REAL ESTATE - (0.45%)
       372,800        Centerpoint Properties Corp. .......................................          17,614,800
     2,313,100        General Growth Properties, Inc. ....................................          83,526,041
                                                                                             -----------------
                                                                                                   101,140,841
    REINSURANCE - (1.72%)
     4,963,950        Transatlantic Holdings, Inc. (b)....................................         383,961,533
                                                                                             -----------------
    RETAILING - (0.68%)
     5,360,000        RadioShack Corp. ...................................................         151,312,800
                                                                                             -----------------
    TECHNOLOGY - (4.35%)
     5,550,000        BMC Software, Inc.*.................................................         111,000,000
    16,337,450        Hewlett-Packard Co. ................................................         402,881,517
     2,436,800        Intel Corp. ........................................................          72,628,824
     8,021,800        Lexmark International, Inc.* (b)....................................         366,756,696
     3,283,600        Novell, Inc.*.......................................................          16,385,164
                                                                                             -----------------
                                                                                                   969,652,201
    TELECOMMUNICATIONS - (2.31%)
     3,533,400        Loral Space & Communications Ltd.*..................................           7,561,476
     6,825,000        Lucent Technologies Inc. ...........................................          45,727,500
    24,022,000        Tellabs, Inc.* (b)..................................................         395,522,230
     4,542,000        TyCom, Ltd.*........................................................          66,313,200
                                                                                             -----------------
                                                                                                   515,124,406
    TRANSPORTATION - (2.76%)
    10,823,900        United Parcel Service, Inc., Class B.................................        615,122,237
                                                                                             -----------------

                                       21

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July 31, 2001
================================================================================
                                                                                                         VALUE
      SHARES/PRINCIPAL                           SECURITY                                              (NOTE 1)
COMMON STOCK - CONTINUED

    WHOLESALE - (3.27%)
      16,938,000      Costco Wholesale Corp.*.............................................   $     728,842,140
                                                                                             -----------------

                           Total Common Stocks - (identified cost $18,562,037,117)........      21,786,630,452
                                                                                             -----------------

PREFERRED STOCK - (0.22%)
      2,000,000       General Growth Properties, 7.25%, 07/15/08, Conv. Pfd.
                                    - (identified cost $50,000,000).......................          49,000,000
                                                                                             -----------------

SHORT TERM INVESTMENTS - (2.27%)

$    196,008,000      Nomura Securities International, Inc. Repurchase Agreement, 3.92%,
                         08/01/01, dated 07/31/01, repurchase value of $196,029,343
                         (collateralized by: U.S. Government obligations in a pooled
                         cash account, total market value $199,928,160) ...................        196,008,000
     308,598,000      PaineWebber Inc. Repurchase Agreement, 3.92%, 08/01/01,
                         dated 07/31/01, repurchase value of $308,631,603
                         (collateralized by: U.S. Government obligations in a pooled
                         cash account, total market value $314,769,960)....................        308,598,000
                                                                                             -----------------

                      Total Short Term Investments  - (identified cost $504,606,000).......        504,606,000
                                                                                             -----------------

                           Total Investments - (identified cost $19,116,643,117)
                               (100.31%)(a)...............................................      22,340,236,452
                           Liabilities Less Other Assets - (0.31%)........................         (68,770,856)
                                                                                             -----------------

                                    Net Assets - (100%)...................................   $  22,271,465,596
                                                                                             =================

(a)  Aggregate cost for Federal Income Tax purposes is $19,116,643,117.  At July 31, 2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                           Unrealized appreciation........................................   $   4,859,145,470
                           Unrealized depreciation........................................      (1,635,664,540)
                                                                                             -----------------
                                    Net appreciation......................................   $   3,223,480,930
                                                                                             =================


DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July 31, 2001
================================================================================

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2001. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2001 amounts to $2,145,775,909. Transactions during the period in which the issuers were affiliates are as follows:



                             Shares           Gross           Gross           Shares              Dividend
Security                     July 31, 2000    Additions       Reductions      July 31, 2001       Income
--------                     -------------    ---------       ----------      -------------       ------
Dun & Bradstreet Corp.             -          5,037,400           -              5,037,400           -
Golden West
      Financial Corp. (c)      9,570,700           -          2,544,500          7,026,200         502,462
Julius Baer Holding
     Ltd., Class B                 -             72,411           -                 72,411       1,574,964
Lexmark International, Inc.    6,212,800      1,809,000           -              8,021,800           -
Martin Marietta
     Materials, Inc.           4,036,700           -              -              4,036,700       2,260,552
Sealed Air Corp.               7,277,600      3,279,200                         10,556,800           -
Tellabs, Inc.                  7,292,000     16,730,000           -             24,022,000           -
Transatlantic Holdings, Inc.   3,309,300      1,654,650           -              4,963,950        1,787,022


(c) Not an affiliate as of July 31, 2001.

(d) Illiquid security. See Note 8 of the Notes to Financial Statements.


*    Non-Income Producing Security






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2001
================================================================================

ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments)
         Unaffiliated companies (including securities loaned of $368,931,678)
         (cost of $16,242,757,386)                                                             $20,194,460,543
         Affiliated companies    (including securities loaned of $3,923,744)
         (cost of $2,873,885,731)                                                                2,145,775,909
     Collateral for securities loaned (Note 7)............................................         386,487,706
     Cash.................................................................................           2,327,330
     Receivables:
         Capital stock sold...............................................................          44,729,145
         Dividends and interest...........................................................          14,689,693
                                                                                             -----------------
              Total assets................................................................      22,788,470,326
                                                                                             -----------------

LIABILITIES:
     Return of collateral for securities loaned (Note 7)..................................         386,487,706
     Payables:
         Investment securities purchased..................................................          70,258,615
         Capital stock redeemed...........................................................          34,228,243
     Accrued expenses.....................................................................          25,917,761
     Other liabilities....................................................................             112,405
                                                                                             -----------------
              Total liabilities...........................................................         517,004,730
                                                                                             -----------------
NET ASSETS ...............................................................................   $  22,271,465,596
                                                                                             =================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $      43,470,983
     Additional paid-in capital...........................................................      19,585,197,011
     Net unrealized appreciation on investments and translation of assets
         and liabilities denominated in foreign currency..................................       3,223,480,930
     Undistributed net investment loss....................................................          (2,329,146)
     Accumulated net realized losses from investments and foreign currency transactions...        (578,354,182)
                                                                                             -----------------
              Net assets..................................................................   $  22,271,465,596
                                                                                             =================








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At July 31, 2001
================================================================================

     CLASS A SHARES
         Net assets.......................................................................   $  10,678,178,975
         Shares outstanding...............................................................         410,887,147
         Net asset value and redemption price per share...................................           $   25.99
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $25.99)*..........................           $   27.29
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   6,302,615,208
         Shares outstanding...............................................................         251,239,435
         Net asset value and redemption price per share...................................           $   25.09
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $   3,825,472,271
         Shares outstanding...............................................................         151,565,318
         Net asset value and redemption price per share...................................           $   25.24
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $   1,465,199,142
         Shares outstanding...............................................................          55,727,764
         Net asset value and redemption price per share...................................           $   26.29
                                                                                                     =========

*On purchases of $100,000 or more, the offering price is reduced.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Statement of Operations
For the year ended July 31, 2001

================================================================================

INVESTMENT INCOME:
     Income:
         Dividends
              Unaffiliated companies (Net of foreign withholding taxes of $839,840).......   $    206,636,596
              Affiliated companies (Net of foreign withholding taxes of $363,453).........          6,125,000
         Interest.........................................................................         84,035,561
         Lending fees.....................................................................            607,211
                                                                                             -----------------
                 Total income.............................................................        297,404,368

     Expenses:
         Management fees (Note 3)........................................  $  110,469,251
         Custodian fees..................................................       2,710,066
         Transfer agent fees
              Class A....................................................      10,077,573
              Class B....................................................       9,892,164
              Class C....................................................       4,525,120
              Class Y....................................................         788,956
         Audit fees......................................................          84,000
         Legal fees......................................................         146,225
         Accounting fees (Note 3)........................................         399,996
         Reports to shareholders.........................................       3,238,794
         Directors' fees and expenses....................................         345,360
         Registration and filing fees....................................       1,328,454
         Miscellaneous...................................................         118,204
         Payments under distribution plan (Note 4)
              Class A....................................................      24,753,511
              Class B....................................................      61,986,470
              Class C....................................................      35,847,048
                                                                           ---------------
                  Total expenses..........................................................         266,711,192
                  Expenses paid indirectly  (Note 6)......................................            (188,617)
                                                                                             -----------------
                  Net expenses............................................................         266,522,575
                                                                                             -----------------
                      Net investment income...............................................          30,881,793
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from:
         Investment transactions:
              Unaffiliated companies......................................................        (305,917,193)
              Affiliated companies........................................................          33,715,563
         Foreign currency transactions....................................................          (1,341,574)
     Net decrease in unrealized appreciation on investments and translation of assets
         and liabilities in foreign currencies............................................      (1,438,824,878)
                                                                                             -----------------
     Net realized and unrealized loss on investments and foreign currency.................      (1,712,368,082)
                                                                                             -----------------
                  Net decrease in net assets resulting from operations....................   $  (1,681,486,289)
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Statement of Changes in Net Assets
================================================================================

                                                                                YEAR ENDED         YEAR ENDED
                                                                                JULY 31,            JULY 31,
                                                                                   2001               2000
                                                                                   ----               ----
OPERATIONS:

     Net investment income (loss)......................................  $      30,881,793   $      (6,963,805)
     Net realized gain (loss) from investments and
         foreign currency  transactions................................       (273,543,204)      1,529,632,532
     Increase (decrease) in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies...     (1,438,824,878)        392,108,850
                                                                         -----------------   -----------------
       Net increase (decrease) in net assets resulting
              from operations..........................................     (1,681,486,289)      1,914,777,577

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................        (13,392,663)           (694,646)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (3,741,849)         (2,087,878)

     Distributions in excess of net investment income:
         Class A  .....................................................         (4,857,725)             -
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (1,357,226)             -

     Realized gains from investment transactions:
         Class A  .....................................................       (877,918,457)       (170,895,346)
         Class B  .....................................................       (542,911,684)       (105,338,465)
         Class C  .....................................................       (305,191,536)        (47,031,142)
         Class Y  .....................................................        (96,153,980)        (17,867,519)

CAPITAL SHARE TRANSACTIONS:
     Net   increase in net assets resulting from capital share transactions
           (Note 5)
         Class A  .....................................................      2,801,855,438       1,276,507,029
         Class B  .....................................................      1,629,381,351         865,593,448
         Class C  .....................................................      1,416,311,800         877,843,008
         Class Y  .....................................................        661,775,970         183,188,673
                                                                         -----------------   -----------------

     Total increase in net assets......................................      2,982,313,150       4,773,994,739
NET ASSETS:

     Beginning of year.................................................     19,289,152,446      14,515,157,707
                                                                         -----------------   -----------------
     End of year (including undistributed net investment loss of
     of ($2,329,146) and ($6,823,185), respectively)...................  $  22,271,465,596   $  19,289,152,446
                                                                         =================   =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements
July 31, 2001
================================================================================


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2001

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At July 31, 2001, the Fund had approximately $578,354,000 of post October losses available to offset future capital gains, if any, which expire in 2010.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income and net realized securities gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect a decrease in additional paid in capital of $6,214,951, a decrease in undistributed net investment income of $3,038,291 and a decrease in accumulated net realized loss of $9,253,242.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2001, were $8,990,074,884 and $3,007,619,364 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Management fees paid during the year ended July 31, 2001, approximated 0.51% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 2001, amounted to $14,004. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2001, amounted to $1,766,056. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $399,996 for the year ended July 31, 2001. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2001

================================================================================
NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

     The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended July 31, 2001, SCD received $140,805 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

     During the year ended July 31, 2001, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $21,601,256 from commissions earned on sales of Class A shares of the Fund, of which $2,921,572 was retained by the Underwriter and the remaining $18,679,684 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 2001 was $24,753,511.

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended July 31, 2001, Class B shares of the Fund made distribution plan payments which included distribution fees of $46,572,647 and service fees of $15,413,823.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2001

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS B SHARES - CONTINUED

       Commission advances by the Distributor during the year ended July 31, 2001 on the sale of Class B shares of the Fund amounted to $66,541,791, of which $62,240,103 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $340,131,811 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2001 the Distributor received $ 9,046,442 in contingent deferred sales charges from Class B shares of the Fund.

         CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

       During the year ended July 31, 2001, Class C shares of the Fund made distribution plan payments which included distribution fees of $26,885,286 and service fees of $8,961,762. During the year ended July 31, 2001, the Distributor received $ 917,467 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

       At July 31, 2001, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:


CLASS A
                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2001                  JULY 31, 2000
                                                    -----------------------        ----------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................    138,187,905 $   3,929,292,022    96,338,453 $  2,846,394,300
Shares issued in reinvestment of distributions.     30,600,259       824,677,337     5,696,486      156,911,288
                                                 ------------- -----------------  ------------ ----------------
                                                   168,788,164     4,753,969,359   102,034,939    3,003,305,588
Shares redeemed................................    (69,228,403)   (1,952,113,921)   (59,128,810) (1,726,798,559)
                                                 ------------- -----------------  ------------ ----------------
     Net increase..............................     99,559,761 $   2,801,855,438    42,906,129 $  1,276,507,029
                                                 ============= =================  ============ ================

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2001

================================================================================
NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS B
                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2001                  JULY 31, 2000
                                                          -------------                  -------------
                                                     SHARES           AMOUNT        SHARES          AMOUNT
                                                     ------           ------        ------          ------
Shares subscribed..............................     62,411,281  $  1,727,208,176    49,854,330 $  1,432,696,474
Shares issued in reinvestment of distributions.     19,232,376       503,119,192    3,647,578        98,375,709
                                                 -------------  ----------------  -----------  ----------------
                                                    81,643,657     2,230,327,368    53,501,908    1,531,072,183
Shares redeemed................................    (22,168,974)     (600,946,017)  (23,373,312)    (665,478,735)
                                                 -------------  ----------------  ------------ ----------------
     Net increase..............................     59,474,683  $  1,629,381,351    30,128,596 $    865,593,448
                                                 =============  ================  ============ ================

CLASS C
                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2001                  JULY 31, 2000
                                                          -------------                  -------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................     54,845,022  $  1,532,656,857    40,532,989 $  1,179,420,095
Shares issued in reinvestment of distributions.     10,729,579       282,315,376     1,594,446       43,222,611
                                                 -------------  ----------------  ------------ ----------------
                                                    65,574,601     1,814,972,233    42,127,435    1,222,642,706
Shares redeemed................................    (14,691,722)     (398,660,433)  (12,089,633)    (344,799,698)
                                                 -------------  ----------------  ------------ ----------------
     Net increase..............................     50,882,879  $  1,416,311,800    30,037,802 $    877,843,008
                                                 =============  ================  ============ ================

CLASS Y
                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 2001                  JULY 31, 2000
                                                          -------------                  -------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................     28,744,187  $    820,297,400    13,446,881 $    395,552,792
Shares issued in reinvestment of distributions.      3,185,750        86,652,409       608,968       16,926,097
                                                 -------------  ----------------  ------------ ----------------
                                                    31,929,937       906,949,809    14,055,849      412,478,889
Shares redeemed................................     (8,678,855)     (245,173,839)   (7,777,795)    (229,290,216)
                                                 -------------  ----------------  ------------ ----------------
     Net increase..............................     23,251,082  $    661,775,970     6,278,054 $    183,188,673
                                                 =============  ================  ============ ================


NOTE 6 - EXPENSES PAID INDIRECTLY

          Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $93,258 during the year ended July 31, 2001.
          Davis New York Venture Fund ("the Fund") has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by commissions paid to such brokers. During the year ended July 31, 2001 the reduction amounted to $95,359.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2001

================================================================================

NOTE 7 - SECURITIES LOANED - CONTINUED

         Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of July 31, 2001, the Fund had on loan securities valued at $372,855,422; cash of $386,487,706 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - ILLIQUID SECURITIES

         As of July 31, 2001, investments in securities included an issue that is considered illiquid. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The value of the illiquid security is $12,391,400, or 0.06% of the Fund's net assets.

NOTE 9 - FUND REORGANIZATION

         On June 12, 2001, the Board of Directors approved the reorganization of Davis Growth & Income Fund with and into Davis New York Venture Fund. Shareholders of the Davis Growth & Income Fund will be asked to approve a reorganization whereby shareholders would receive shares of Davis New York Venture Fund. If shareholder approval is received, it is expected that the reorganization will occur during the third quarter of calendar 2001.

NOTE 10 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS (UNAUDITED)
         A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.


                                              For                 Withheld
----------------------------------------------------------------------------
PROPOSAL 1
Election of Directors

Wesley E. Bass, Jr.                         11,333,127,244       121,624,025
Jeremy H. Biggs                             11,333,007,533       121,743,736
Marc P. Blum                                11,332,235,810       122,515,459
Andrew A. Davis                             11,332,587,195       122,164,074
Christopher C. Davis                        11,333,000,320       121,750,949
Jerry D. Geist                              11,332,834,223       121,917,046
D. James Guzy                               11,332,996,604       121,754,665
G. Bernard Hamilton                         11,332,911,028       121,840,241
Laurence W. Levine                          11,332,428,329       122,322,940
Christian R. Sonne                          11,333,162,796       121,588,473
Marsha Williams                             11,332,203,109       122,548,160

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2001

================================================================================

NOTE 10 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS (UNAUDITED)- CONTINUED

                                                 For                     Against                   Abstained
------------------------------------------------------------------------------------------------------------
PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected
Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY,
Inc.

                                              11,007,233,417            87,678,833                 359,839,019
PROPOSAL 3A
To amend fundamental policies regarding diversification

                                               8,164,899,132           172,696,265                 387,578,961

PROPOSAL 3B
To amend fundamental policies regarding concentration

                                               8,111,063,670           164,114,366                 449,996,322
PROPOSAL 3C
To amend fundamental policies regarding senior securities

                                               8,111,758,816           160,488,737                 452,926,805

PROPOSAL 3D
To amend fundamental policies regarding borrowing

                                               8,019,334,792           291,991,471                 413,848,095

PROPOSAL 3E
To amend fundamental policies regarding underwriting

                                               8,047,682,928           263,859,703                 413,631,727

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

                                               8,046,007,381           276,668,933                 402,498,044

PROPOSAL 3G
To amend fundamental policies regarding making loans

                                               8,060,516,155           250,155,518                 414,502,685

PROPOSAL 3H
To eliminate the fundamental policy regarding investments in unseasoned issuers

                                               7,988,533,814           319,301,255                 417,339,289
PROPOSAL 3I
To eliminate the fundamental policy regarding investments in options

                                               7,964,208,971           345,742,871                 415,222,516

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2001

================================================================================

NOTE 10 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS (UNAUDITED)- CONTINUED

                                                 For                     Against                   Abstained
PROPOSAL 3J
To eliminate the fundamental policies regarding short selling, margin and arbitrage

                                               8,068,602,120           248,982,411                 407,589,827
PROPOSAL 3K
To eliminate the fundamental policies regarding short selling, margin and arbitrage

                                               7,944,988,379           364,565,637                 415,620,342

PROPOSAL 3L
To eliminate the fundamental policy regarding investing for control

                                               8,067,527,814           240,659,696                 416,986,848

PROPOSAL 3M
To eliminate the fundamental policy regarding investments in companies with affiliated ownership

                                               8,004,622,059           307,943,070                 412,609,229

PROPOSAL 3N
To eliminate the fundamental policy regarding investments in illiquid securities

                                               8,105,139,422           178,913,028                 441,121,908

PROPOSAL 3O
To eliminate the fundamental policy making the investment objective fundamental

                                               8,060,042,693           260,996,102                 404,135,563

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund

                                               9,981,082,889          1,081,982,147                391,686,233


DAVIS NEW YORK VENTURE FUND
Financial Highlights
CLASS A

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.



                                                                           YEAR ENDED JULY 31,
                                                   ------------------------------------------------------------
                                                     2001           2000         1999         1998        1997
                                                     ----           ----         ----         ----        ----
Net Asset Value, Beginning of Period.............   $ 30.64       $ 27.73      $ 24.31      $ 22.91    $  15.24
                                                    -------       -------      -------      -------    --------

Income From Investment Operations
     Net Investment Income.......................       .11           .08          .14          .20         .18
     Net Realized and Unrealized Gains (Losses)..     (2.07)         3.45         3.87         2.26        8.37
                                                    -------       -------      -------      -------    --------
       Total From Investment Operations..........     (1.96)         3.53         4.01         2.46        8.55

Dividends and Distributions
     Dividends from Net Investment Income........      (.04)           -3         (.11)        (.23)       (.18)
     Distributions in Excess of Net                    (.01)         -            -            -           -
Investment Income................................
     Distributions from Realized Gains...........     (2.64)         (.62)        (.48)        (.83)       (.70)
                                                    -------       -------      -------      -------    --------
       Total  Dividends and Distributions........     (2.69)         (.62)        (.59)       (1.06)       (.88)
                                                  ---------     ---------    ---------    ---------    --------

Net Asset Value, End  of Period..................   $ 25.99       $ 30.64      $ 27.73      $ 24.31    $  22.91
                                                    =======       =======      =======      =======    ========

Total Return 1...................................    (6.70)%        12.99%       16.85%       11.16%      57.83%
-------------


Ratios/Supplemental Data

     Net Assets, End of Period (000,000 omitted).  $10,678         $9,539       $7,443       $6,458      $4,055

     Ratio of Expenses to Average Net Assets.....      .89%           .88%         .90%         .91%        .89%
     Ratio of Net Investment Income to Average
       Net Assets................................      .50%           .31%         .56%         .80%        .98%

     Portfolio Turnover Rate2....................       15%            29%          25%          11%         24%



1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Less than $0.005 per share.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial Highlights
CLASS B

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                    YEAR ENDED JULY 31,
                                                 --------------------------------------------------------
                                                    2001        2000       1999       1998       1997
                                                    ----        ----       ----       ----       ----
Net Asset Value, Beginning of                     $ 29.85    $   27.25   $  24.00   $  22.64     $ 15.08
                                                  --------    ---------  ---------  --------     -------
Period...........

Income From Investment Operations
     Net Investment Income (Loss)..............      (.03)        (.23)      (.14)       .01         .01
     Net Realized and Unrealized Gains (Losses)     (2.09)        3.45       3.87       2.23        8.29
                                                   ------     --------   --------   --------   ---------
       Total From Investment Operations........     (2.12)        3.22       3.73       2.24        8.30

Dividends and Distributions
     Dividends from Net Investment Income......         -            -          -       (.05)       (.04)
     Distributions from Realized Gains.........     (2.64)        (.62)      (.48)      (.83)       (.70)
                                                    -----     --------   --------   --------   ---------
       Total  Dividends and Distributions......     (2.64)        (.62)      (.48)      (.88)       (.74)
                                                   ------     --------   --------   --------   ---------

Net Asset Value, End  of Period................   $ 25.09     $  29.85   $  27.25   $  24.00     $ 22.64
                                                  ========    ========   ========   ========     =======

Total Return 1.................................
-------------
                                                    (7.46)%      12.06%     15.84%     10.22%      56.47%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000            $6,303       $5,724     $4,405     $3,123      $1,196
omitted).......................................

     Ratio of Expenses to  Average Net Assets..      1.71%        1.71%      1.74%      1.79%       1.79%2


     Ratio of Net Investment Income (Loss) to
         Average Net Assets....................      (.32)%       (.52)%     (.28)%     (.08)%       .07%
     Portfolio Turnover Rate3..................
                                                       15%          29%        25%        11%         24%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2 Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.78% for the year ended July 31, 1997.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial Highlights
CLASS C

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                     YEAR ENDED JULY 31,
                                               ---------------------------------------------------------------
                                                  2001          2000          1999         1998         1997
                                                  ----          ----          ----         ----         ----
Net Asset Value, Beginning of Period........   $  30.00      $  27.38      $  24.09     $  22.72      $  15.12
                                               --------      --------      --------     --------      --------

Income From Investment Operations
     Net Investment Income (Loss)...........       (.02)         (.21)         (.10)         .02           .02

     Net Realized and Unrealized Gains
       (Losses).............................      (2.10)         3.45          3.87         2.24          8.32
                                               --------      --------      --------     --------      --------

       Total From Investment Operations.....      (2.12)         3.24          3.77         2.26          8.34


Dividends and Distributions
     Dividends from Net Investment Income...        -             -             -           (.06)         (.04)
     Distributions from Realized Gains......      (2.64)         (.62)         (.48)        (.83)         (.70)
                                               --------      --------      --------     --------      --------
       Total Dividends and Distributions....      (2.64)         (.62)         (.48)        (.89)         (.74)
                                               --------      --------      --------     --------      --------

Net Asset Value, End  of Period.............   $  25.24      $  30.00      $  27.38     $  24.09      $  22.72
                                               ========      ========      ========     ========      ========

Total Return 1..............................      (7.42)%       12.07%        15.95%       10.27%        56.59%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted) $3,825        $3,021        $1,934      $1,391           $573
                                                   1.68%         1.69%         1.72%       1.71%          1.73%
     Ratio of Expenses to  Average Net Assets
     Ratio of Net Investment Income (Loss) to
          Average Net Assets................       (.29)%        (.50)%        (.26)%       .00%           .13%
     Portfolio Turnover Rate2...............         15%           29%           25%         11%            24%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial Highlights
CLASS Y

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                            OCTOBER 2, 1996
                                                            YEAR ENDED JULY 31,          (INCEPTION OF CLASS)
                                               ------------------------------------------       THROUGH
                                                 2001        2000         1999       1998    JULY 31, 1997
                                                 ----        ----         ----       ----    -------------
Net Asset Value, Beginning of Period......     $  30.96     $  28.00    $  24.55   $  23.12      $  16.66
                                               --------     --------    --------   --------      --------

Income From Investment Operations
     Net Investment Income................          .13          .20         .25        .24           .15
     Net Realized and Unrealized Gains            (2.02)        3.45        3.87       2.31          7.07
                                               --------     --------    --------   --------      --------
(Losses)
       Total From Investment Operations...        (1.89)        3.65        4.12       2.55          7.22

Dividends and Distributions
     Dividends from Net Investment Income..        (.12)        (.07)       (.19)      (.29)         (.06)
     Distributions in Excess of Net
Investment                                         (.02)          -           -         -             -
        Income.............................
     Distributions from Realized Gains.....       (2.64)        (.62)       (.48)      (.83)         (.70)
                                               --------     --------    --------   --------      --------
       Total  Dividends and Distributions..       (2.78)        (.69)       (.67)     (1.12)         (.76)
                                               --------     --------    --------   --------      --------

Net Asset Value, End  of Period............    $  26.29     $  30.96    $  28.00   $  24.55      $  23.12
                                               ========     ========    ========   ========      ========

Total Return1..............................       (6.41)%      17.19%      11.48%     44.71%        13.33%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000
     omitted)..............................      $1,465       $1,005        $734       $735          $534
     Ratio of Expenses to  Average Net
     Assets................................         .62%         .60%        .62%       .59%          .62%*
     Ratio of Net Investment Income to
     Average
       Net Assets..........................         .77%         .59%        .84%      1.12%         1.19%*
     Portfolio Turnover Rate2..............          15%          29%         25%        11%           24%



1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*  Annualized.








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
INDEPENDENT AUDITORS' REPORT


-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND:

       We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund, including the schedule of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1997 were audited by other auditors whose report, dated August 21, 1997, expressed an unqualified opinion on this information.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                                        KPMG LLP

Denver, Colorado
September 7, 2001

DAVIS NEW YORK VENTURE FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2001

--------------------------------------------------------------------------------

       In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       During the fiscal year ended July 31, 2001, $1,656,937,411 of dividends paid by the Fund constituted capital gain dividends for federal income tax purposes.

       Dividends paid by the Fund during the fiscal year ended July 31, 2001 which are not designated as capital gain distribution should be multiplied by 100% to arrive at the net amount eligible for the corporate dividends-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                                 DAVIS NEW YORK
                                  VENTURE FUND
                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================
         DIRECTORS                      OFFICERS
         Wesley E. Bass, Jr.            Jeremy H. Biggs
         Jeremy H. Biggs                    Chairman
         Marc P. Blum                   Christopher C. Davis
         Andrew  A. Davis                   President
         Christopher C. Davis           Andrew A. Davis
         Jerry D. Geist                     Vice President
         D. James Guzy                  Kenneth C. Eich
         G. Bernard Hamilton                Vice President
         Theodore B. Smith, Jr.         Sharra L. Reed
         Christian R. Sonne                 Vice President,
         Marsha Williams                     Treasurer & Assistant Secretary
                                        Thomas D. Tays
                                            Vice President & Secretary






INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


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FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT
FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
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                                Davis Selected Advisers, L.P.
                                2949 East Elvira Road
                                Suite 101
                                Tucson, AZ 85706
                                1-800-279-0279
                                www.davisfunds.com










DAVIS
FUNDS
Over 25 Years of Reliable Investing(Registered Trademark)